Filed pursuant to Rule 497(e)
Registration Nos. 333-183956; 811-22748

YCG Enhanced Fund
(the “Fund”),
a series of YCG Funds (the “Trust”)

Supplement dated December 22, 2020 to the Fund’s Prospectus and
Statement of Additional Information (“SAI”), each dated March 30, 2020

On October 22, 2020, the Board of Trustees of the Trust approved a change in principal underwriter of the Fund.

Effective January 4, 2021, Herald Investment Marketing, LLC (“Herald”) has replaced Quasar Distributors, LLC as the Fund’s principal underwriter. Accordingly, all references in the Prospectus and SAI to “Quasar Distributors, LLC” and “Quasar” as the Fund’s principal underwriter are hereby deleted and replaced with references to “Herald Investment Marketing, LLC” and “Herald,” respectively, and all references to the Fund’s “distributor” or “underwriter” are deemed to be references to Herald. The address of Herald is 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.

The date of this supplement is December 22, 2020.
Please retain this supplement for future reference.
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